UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 9, 2018

GETTY REALTY CORP.

(Exact Name of Registrant as Specified in Its Charter)

Maryland	001-13777	11-3412575
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Two Jericho Plaza, Suite 110, Jericho, New York	11753-1681
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code: (516) 478-5400

Not Applicable

Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07.	Submission of Matters to a Vote of Security Holders.

The 2018 Annual Meeting of Stockholders of Getty Realty Corp. (the “Company”) was held on May 8, 2018 (the “Annual Meeting”). At the Annual Meeting, the stockholders voted on the following items:

Proposal 1: Election of Directors

Elected the following nominees to serve on the Board of Directors of the Company until the next annual meeting of stockholders and until their respective successors are elected and qualify:

	VOTES FOR	VOTES WITHHELD	BROKER NON-VOTES
Leo Liebowitz	31,615,762	1,559,344	4,778,845
Milton Cooper	26,267,320	6,907,786	4,778,845
Philip E. Coviello	26,233,988	6,941,118	4,778,845
Christopher J. Constant	32,671,713	503,393	4,778,845
Richard E. Montag	32,791,513	383,593	4,778,845
Howard Safenowitz	25,934,370	7,240,736	4,778,845

Proposal 2: Advisory (Non-binding) Vote on Executive Compensation (Say-On-Pay)

Approved, on an advisory basis (non-binding), the compensation of the Company’s named executive officers as described in the Compensation Discussion and Analysis and the accompanying tables in the proxy statement (“Say-on-Pay”) for the Annual Meeting. There were 31,708,979 votes cast for the proposal, 1,048,602 votes cast against the proposal, 417,525 abstentions and 4,778,845 broker non-votes.

Proposal 3: Approval of Amendment to Charter to Increase the Number of Shares Authorized for Issuance

Approved the amendment of Article VI, Section 6.1 of the Charter of the Company (as currently in effect, the “Charter”) to increase the aggregate number of shares of stock of all classes which the Company has authority to issue from 70,000,000 shares to 120,000,000 shares, by increasing (i) the aggregate number of shares of common stock which the Company has authority to issue from 60,000,000 to 100,000,000 shares, and (ii) the aggregate number of shares of preferred stock which the Company has authority to issue from 10,000,000 to 20,000,000 shares. There were 25,712,182 votes cast for the proposal, 7,269,001 votes cast against the proposal, 193,923 abstentions and 4,778,845 broker non-votes.

Proposal 4: Ratification of the Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for the Fiscal Year Ended December 31, 2018

Ratified the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2018. There were 37,283,524 votes cast for the appointment, 617,994 votes cast against the appointment, 52,433 abstentions and no broker non-votes.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

GETTY REALTY CORP.

Date: May 9, 2018	By:	/s/ Danion Fielding
Danion Fielding
Vice President, Chief
Financial Officer and Treasurer